Arrow Dogs of the World ETF

Ticker: DOGS

a series of Arrow Investments Trust

Supplement dated February 21, 2018

to the Statement of Additional Information dated December 18, 2017

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1.	The reference to and information regarding Christopher Lewis in the table titled “Interested Trustees and Officers” in the Statement of Additional Information is deleted in its entirety and replaced with the following:
Name, Year of Birth and Address	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships Held During the Past 5 Years
Sothara Chin Year of Birth: 1966	Chief Compliance Officer	Since Feb. 2018; 2011 - 2015

Managing Partner of Fit Compliance, LLC (since 2017);

Chief Operations and Chief Compliance Officer of ImpactUs Marketplace, LLC (2015-2017);

Chief Compliance Officer of

Arrow Investment Advisors, LLC

(2011-2015)

				N/A	N/A

2.	The section titled “Portfolio Managers” beginning on page 39 of the Statement of Additional Information is replaced in its entirety as follows:

Security selections for the Fund are made by a team that consists of the portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are William E. Flaig Jr., Joseph Barrato, Jon Guyer and Amit Gutt at the Advisor. As of January 31, 2018, each was responsible for the management of the following types of accounts. None of the accounts are subject to performance based fees.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
William E. Flaig Jr.	10	$741,232,385	0	$0	0	$0
Joseph Barrato	10	$741,232,385	0	$0	0	$0
Jon Guyer	10	$741,232,385	0	$0	0	$0
Amit Gutt	1	$5,145,810	0	$0	0	$0

Conflicts of Interest

As indicated in the tables above, portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Advisor may receive fees from certain accounts that are higher than the fee it receives from its managed Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over his managed Fund.

When allocating investments among client accounts, the portfolio managers have the fiduciary obligation to treat each client equally, regardless of account size or fees paid. All clients at the same custodian (or trading desk) receive the same average price for each transaction. When multiple trading desks or custodians are used to execute transactions, the portfolio managers execute the trades in such a fashion as to ensure no client grouping consistently receives preferential treatment. When trades in the same security must be executed over multiple days, the portfolio managers execute the trades in a random order to ensure no client grouping consistently receives preferential treatment.

"Cross trades" in which a portfolio manager sells a particular security held by the Fund to another account managed by the Advisor, including another Fund (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than the independent third party would pay. The Advisor and the Fund have adopted compliance procedures that provide that any transactions between the Fund and another account managed by the Advisor are to be made at an independent current market price, consistent with applicable laws and regulation.

Compensation

As compensation for his responsibilities as Chief Investment Officer of Arrow Investment Advisors, LLC, Mr. Flaig receives a fixed base salary designed to be competitive relative to the size of the Advisor within the mutual fund industry. The base salary is determined by the Advisor's management committee. In addition Mr. Flaig is eligible to participate in a bonus program based on the pre-tax performance and asset growth of the funds managed by the Advisor relative to the Fund's benchmark index. Mr. Flaig also participates in an incentive program that provides a percentage of ownership in the advisor in set amounts over a set time frame. As the Chief Executive Officer and Portfolio Manager, Mr. Barrato receives a fixed base salary and discretionary bonus from the Advisor. As Portfolio Manager, Mr. Guyer receives a fixed base salary and discretionary bonus from the Advisor. As Portfolio Manager, Mr. Gutt receives a fixed base salary and discretionary bonus from the Advisor.

Ownership

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of January 31, 2018.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
William E. Flaig Jr.	None
Joseph Barrato	$1 - $10,000
Jon Guyer	None
Amit Gutt	None

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated December 18, 2017, and the Summary Prospectus dated January 16, 2018. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-277-6933.

Please retain this Supplement for future reference.